EXHIBIT 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT

J.P. Morgan SE
as Facility Agent

and

Others

Dated 19 September 2024

Table of Contents

Page

1. INTERPRETATION2

2. FACILITIES AGREEMENT AMENDMENTS3

3. CONFIRMATION3

4. REPRESENTATIONS AND WARRANTIES3

5. STATUS OF DOCUMENTS3

6. MISCELLANEOUS4

7. GOVERNING LAW AND SUBMISSION TO JURISDICTION5

SCHEDULE 1 PARTIES6

SCHEDULE 2 AMENDED AND RESTATED FACILITIES AGREEMENT8

i

THIS AMENDMENT AGREEMENT (this “Agreement”) is made on 19 September 2024

BETWEEN:

(1)	FORMULA ONE MANAGEMENT LIMITED, a company incorporated in England with registration number 01545332, (“FOM”);
(2)	J.P. MORGAN SE, in its capacity as facility agent under the Facilities Agreement (as defined below) (the “Facility Agent”);
(3)	The entities listed in Part I of Schedule 1 as TLA Lenders (the “TLA Lenders”); and
(4)	THE ENTITIES listed in Part II of Schedule 1 as RCF Lenders (the “RCF Lenders”)

WHEREAS:

(A)	The Parties wish to make certain amendments to the Facilities Agreement as set out in this Agreement.
(B)	FOM is entering into this Agreement for itself and as Obligors’ Agent on behalf of the Obligors under and as defined in the Facilities Agreement.

THE PARTIES AGREE AS FOLLOWS:

1.	INTERPRETATION
1.1	Definitions

Unless a contrary intention appears in this Agreement, any word or expression defined in the Facilities Agreement will have the same meaning when it is used in this Agreement.

In this Agreement:

“2024 Effective Date” has the meaning given to it in the Amendment Letter.

“Amended and Restated Facilities Agreement” means the Facilities Agreement as amended and restated in the form set out in Schedule 2.

“Amendment Conditions” means the following conditions:

(i)	the 2024 Effective Date has occurred (or will occur simultaneously with the occurrence of the Amendment Effective Date); and
(ii)	the Facility Agent is satisfied (acting reasonably) that the amendment and restatement of the Facilities Agreement in the form set out in Schedule 2 has been consented to by such Lenders as are required in order for such amendment and restatement to be effected by the Facility Agent in accordance with the Facilities Agreement.

“Amendment Effective Date” means the date on which the Facility Agent confirms to FOM that it is satisfied that the Amendment Conditions are satisfied (acting reasonably).

“Amendment Letter” means the amendment request letter from FOM provided to the Facility Agent and Goldman Sachs Bank USA dated on or about the date of this Agreement.

“Facilities Agreement” means the facilities agreement dated 21 November 2006 between, amongst others, FOM and J.P. Morgan SE (as facility agent) and NatWest Markets plc (as security agent) as amended and/or restated from time to time.

“Party” means a party to this Agreement.

1.2	Construction

Clause 1.2 (Construction) of the Facilities Agreement will apply to this Agreement as if set out in full in this Agreement mutatis mutandis.

2.	FACILITIES AGREEMENT AMENDMENTS

With effect on the Amendment Effective Date (in each case without any requirement for any further action or notice):

(a)	the Facilities Agreement shall be amended and restated in the form set out in Schedule 2 and so that it shall be read and construed for all purposes as set out in Schedule 2; and
(b)	the rights and obligations of the parties to the Facilities Agreement shall be governed by the Amended and Restated Facilities Agreement.
3.	CONFIRMATION

The Facility Agent shall promptly notify FOM when it is satisfied (acting reasonably) that the Amendment Conditions are satisfied.

4.	REPRESENTATIONS AND WARRANTIES

FOM makes each of the representations and warranties in clause 24 of the Amended and Restated Facilities Agreement (other than clause 24.9) to each Finance Party on the Amendment Effective Date and acknowledges that each applicable Finance Party has agreed to the amendments effected by this Agreement and the Facility Agent has entered into this Agreement in full reliance on those representations and warranties.

5.	STATUS OF DOCUMENTS
5.1	Continuing Effect

Except as varied by this Agreement and the Amendment Letter and the other documents entered into in connection with them, the Facilities Agreement and each other Finance Document remain in full force and effect unamended and unwaived and any reference in any Finance Document to any such agreement or provision thereof will be construed as a reference to such agreement, or that provision, as amended by this Agreement.

5.2	Finance Document

This Agreement is designated as a “Finance Document” for the purposes of the Facilities Agreement.

6.	MISCELLANEOUS
6.1	Invalidity

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired in any way.

6.2	Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together will be deemed to constitute one and the same instrument.

6.3	Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 will apply to this Agreement for the benefit of all Finance Parties and Obligors, but no other person (other than the Parties, the Finance Parties and Obligors) shall have any rights under it. However, the consent of a person who is not a party to this Agreement is not required to amend or vary this Agreement.

6.4	Confirmations relating to the Facilities Agreement

FOM confirms agreement to the amendments pursuant to this Agreement for the purposes of the Facilities Agreement and as Obligors’ Agent under and as defined in the Facilities Agreement.

6.5	Creditor Confirmations

Each TLA Lender and RCF Lender irrevocably consents to the amendment and restatement of the Facilities Agreement as set out in Schedule 2 and authorizes the Facility Agent to enter into this Agreement and any documents required in relation hereto.

The Facility Agent agrees to the terms of this Agreement for itself and each other Finance Party.

7.	GOVERNING LAW AND SUBMISSION TO JURISDICTION
7.1	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

7.2	Jurisdiction of English Courts
(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).
(b)	The parties to this Agreement agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no party will argue to the contrary.

IN WITNESS whereof this Agreement has been duly executed by each of the Parties on the date first above written.

SCHEDULE 1
PARTIES

Part I – TLA Lenders

Bank of America N.A., London Branch

BNP Paribas

CIBC Capital Markets (Europe) S.A.

Citibank, N.A.

Credit Agricole Corporate and Investment Bank

Goldman Sachs Bank USA

JPMorgan Chase Bank, N.A.

Mizuho Bank, Ltd.

Morgan Stanley Senior Funding, Inc.

MUFG Bank, Ltd.

National Westminster Bank plc

Société Générale

The Toronto-Dominion Bank, New York Branch

Truist Bank

Part II – RCF Lenders

Bank of America N.A., London Branch

BNP Paribas

CIBC Capital Markets (Europe) S.A.

Citibank, N.A.

Credit Agricole Corporate and Investment Bank

Goldman Sachs Lending Partners LLC

JPMorgan Chase Bank, N.A., London Branch

Mizuho Bank, Ltd.

Morgan Stanley Senior Funding, Inc.

MUFG Bank, Ltd.

National Westminster Bank plc

Royal Bank of Canada

Société Générale

The Toronto-Dominion Bank, New York Branch

Truist Bank

SCHEDULE 2
AMENDED AND RESTATED FACILITIES AGREEMENT

Signature pages to the Amendment Agreement

FOM FORMULA ONE MANAGEMENT LIMITED as Obligors’ Agent acting by a director:

[Signature Page to Amendment Agreement]

The Facility Agent J.P. MORGAN SE acting by an authorised signatory:

[Signature Page to Amendment Agreement]

The TLA Lenders

BANK OF AMERICA N.A., LONDON BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender BNP PARIBAS S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender CIBC CAPITAL MARKETS (EUROPE) S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender CITIBANK N.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender GOLDMAN SACHS BANK USA acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender JPMORGAN CHASE BANK, N.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender MIZUHO BANK, LTD. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender MORGAN STANLEY SENIOR FUNDING, INC. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender MUFG BANK, LTD. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender NATIONAL WESTMINSTER BANK PLC acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender SOCIÉTÉ GÉNÉRALE S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender THE TORONTO-DOMINION BANK, NEW YORK BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

TLA Lender TRUIST BANK acting by an authorised signatory:

[Signature Page to Amendment Agreement]

The RCF Lenders BANK OF AMERICA N.A., LONDON BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender BNP PARIBAS S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender CIBC CAPITAL MARKETS (EUROPE) S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender CITIBANK N.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender GOLDMAN SACHS BANK USA acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender JPMORGAN CHASE BANK, N.A., LONDON BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender MIZUHO BANK, LTD. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender MORGAN STANLEY SENIOR FUNDING, INC. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender MUFG BANK, LTD., NEW YORK BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender ROYAL BANK OF CANADA acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender SOCIÉTÉ GÉNÉRALE S.A. acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender THE TORONTO-DOMINION BANK, NEW YORK BRANCH acting by an authorised signatory:

[Signature Page to Amendment Agreement]

RCF Lender TRUIST BANK acting by an authorised signatory:

[Signature Page to Amendment Agreement]